                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
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                       2000 SUPPLEMENTAL STOCK AWARD PLAN
                    AS AMENDED AND RESTATED NOVEMBER 8, 2004

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                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
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                       2000 SUPPLEMENTAL STOCK AWARD PLAN
                    AS AMENDED AND RESTATED NOVEMBER 8, 2004

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                     INTERNATIONAL FLAVORS & FRAGRANCES INC.

                       2000 SUPPLEMENTAL STOCK AWARD PLAN
                    AS AMENDED AND RESTATED NOVEMBER 8, 2004

      1.    PURPOSE. The purpose of this 2000 Supplemental Stock Award Plan (the
"Plan") is to aid International Flavors & Fragrances Inc., a New York
corporation (the "Company"), in attracting, retaining, motivating and rewarding employees, other than executive officers and directors of the Company, and certain other persons who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for shareholders by closely aligning the interests of Participants with those of shareholders. The Plan authorizes stock-based incentives for Participants.

      2.    DEFINITIONS. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

            (a)   "Award" means any Option, SAR, Restricted Stock, Deferred
      Stock, Stock granted as a bonus or in lieu of another award, Dividend
      Equivalent, Other Stock-Based Award, or Performance Award, together with any related right or interest, granted to a Participant under the Plan.

            (b)   "Beneficiary" means any family member or members, including by marriage or adoption, any trust in which the Participant or any family member or members have more than 50% of the beneficial interest, and any other entity in which the Participant or any family member or members own more than 50% of the voting interests, in each case designated by the
      Participant in his most recent written Beneficiary designation filed with the Committee as entitled to exercise rights or receive benefits in connection with the Award (or any portion thereof), or if there is no surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to exercise rights or receive benefits in connection with the Award on behalf or in lieu of such non-surviving designated Beneficiary.

            (c)   "Board" means the Company's Board of Directors.

            (d)   "Change in Control" and related terms have the meanings
      specified in Section 8.

            (e)   "Code" means the Internal Revenue Code of 1986, as amended.
      References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

            (f)   "Committee" means a committee of two or more directors
      designated by the Board to administer the Plan; provided, however, that, directors appointed or serving as members of a Board committee designated as the Committee shall not be employees of the Company or any subsidiary or affiliate. The full Board may perform any function of the Committee hereunder, and the Committee may delegate authority as provided in Section
      3(b), in which case the term "Committee" shall refer to the Board or such delegee.

            (g)   "Deferred Stock" means a right, granted to a Participant under
      Section 6(e), to receive Stock or other Awards or a combination thereof at the end of a specified deferral period. Such Awards may be denominated as
      "Restricted Stock Units" as well.

                                      - 1 -

            (h)   "Dividend Equivalent" means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

            (i)   "Effective Date" means the effective date specified in Section
      10(o).

            (j)   "Eligible Person" has the meaning specified in Section 5.

            (k)   "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule
      (including a proposed rule) thereunder shall include any successor provisions and rules.

            (l)   "Fair Market Value" means the fair market value of Stock,
      Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the closing sale price reported on the composite tape of the New York Stock Exchange on the day as of which such value is being determined or, if there is no sale on that day, then on the last previous day on which a sale was reported.

            (m)   "Option" means a right, granted to a Participant under Section
      6(b), to purchase Stock or other Awards at a specified price during specified time periods.

            (n)   "Other Stock-Based Awards" means Awards granted to a
      Participant under Section 6(h).

            (o)   "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

            (p)   "Performance Award" means a conditional right, granted to a
      Participant under Section 6(i), to receive Stock or other Awards or payments, as determined by the Committee, based upon performance criteria specified by the Committee.

            (q)   "Restricted Stock" means Stock granted to a Participant under
      Section 6(d) which is subject to certain restrictions and to a risk of forfeiture.

            (r)   "Stock" means the Company's Common Stock, and any other equity securities of the Company that may be substituted or resubstituted for
      Stock pursuant to Section 10(c).

            (s)   "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c).

      3.    ADMINISTRATION.

            (a)   Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select
      Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct

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      defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the
      Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under
      Section 10(b) and other persons claiming rights from or through a
      Participant, and shareholders.

            (b)   Manner of Exercise of Committee Authority. The Committee may
      delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

            (c)   Limitation of Liability. The Committee and each member
      thereof, and any person acting pursuant to authority delegated by the
      Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the
      Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

      4.    STOCK SUBJECT TO PLAN.

            (a)   Overall Number of Shares Available for Delivery. Subject to
      adjustment as provided in Section 10(c), the total number of shares of
      Stock reserved and available for delivery in connection with Awards under the Plan shall be 4,500,000 shares; provided, however, that the total number of shares which may be issued and delivered in connection with
      Awards other than Options and SARs shall not exceed 100,000. Any shares of
      Stock delivered under the Plan shall consist of authorized and unissued shares, unless the Company's General Counsel determines that treasury shares shall be delivered under the Plan.

            (b)   Share Counting Rules. The Committee may adopt reasonable
      counting procedures to ensure appropriate counting, avoid double counting
      (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award;
      provided, however, that shares withheld in payment of taxes upon vesting of Restricted Stock and shares equal to the number of outstanding shares surrendered in payment of the exercise price or taxes relating to an Award shall not become available again under the Plan if the withholding or surrender transaction occurs more than ten years after the date of adoption of the Plan, and otherwise shares shall not become available under this Section 4(b) in an event that would constitute a "material revision" of the Plan subject to shareholder approval under then applicable rules of the New York Stock Exchange. Shares subject to an
      Award that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant will again be available for Awards, and shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the

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      plan or arrangement of the acquired company or business.

      5.    ELIGIBILITY. Awards may be granted under the Plan only to Eligible
Persons. For purposes of the Plan, an "Eligible Person" means a person who is not an executive officer or director of the Company but who is an employee of the Company or any subsidiary or affiliate, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, or a person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee or consultant or other person may not receive any payment or exercise any right relating to an Award until such person has commenced employment with or providing of services to the
Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the
Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee.

      6.    SPECIFIC TERMS OF AWARDS.

            (a)   General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any
      Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a
      Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the New York Business
      Corporation Law, and may otherwise require payment of consideration for an
      Award except as limited by the Plan.

            (b)   Options. The Committee is authorized to grant Options to
      Participants on the following terms and conditions:

                  (i)   Exercise Price. The exercise price per share of Stock
            purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair
            Market Value of a share of Stock on the date of grant of such
            Option, subject to Sections 6(f) and 7(a).

                  (ii)  Option Term; Time and Method of Exercise. The Committee
            shall determine the term of each Option. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to
            Section 10(j)), including, without limitation, cash, Stock, other
            Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including through
            "cashless exercise" arrangements, to the extent permitted by applicable law, but excluding any exercise method in which a personal loan would be made from the Company to the Participant), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants
            (including deferred delivery of shares representing the Option
            "profit," at the election of the Participant or as mandated by the
            Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

            (c)   Stock Appreciation Rights. The Committee is authorized to
      grant SAR's to Participants on the following terms and conditions:

                  (i)   Right to Payment. An SAR shall confer on the Participant
            to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the

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            date of exercise (or, in the case of a "Limited SAR," the Fair
            Market Value determined by reference to the Change in Control Price, as defined under Section 8(d) hereof) over (B) the grant price of the SAR as determined by the Committee.

                  (ii)  Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part
            (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to
            Participants, and whether or not a SAR shall be free-standing or in tandem or combination with any other Award. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine.

            (d)   Restricted Stock. The Committee is authorized to grant
      Restricted Stock to Participants on the following terms and conditions:

                  (i)   Grant and Restrictions. Restricted Stock shall be
            subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the
            Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted
            Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

                  (ii)  Forfeiture. Except as otherwise determined by the
            Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the
            Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

                  (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted
            Stock, that the Company retain physical possession of the
            certificates, and that the Participant deliver a stock power to the
            Company, endorsed in blank, relating to the Restricted Stock.

                  (iv)  Dividends and Splits. As a condition to the grant of an
            Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A)
            paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted
            Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted
            Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C)
            deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of
            Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a
            Participant to elect. Unless otherwise determined by the Committee,
            Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to

                                      - 5 -

            the same extent as the Restricted Stock with respect to which such
            Stock or other property has been distributed.

            (e)   Deferred Stock. The Committee is authorized to grant Deferred
      Stock to Participants, which are rights to receive Stock, other Awards, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                  (i)   Award and Restrictions. Issuance of Stock will occur
            upon expiration of the deferral period specified for an Award of
            Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 10(j)), as determined by the Committee at the date of grant or thereafter.

                  (ii)  Forfeiture. Except as otherwise determined by the
            Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the
            Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the
            Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

                  (iii) Dividend Equivalents. Unless otherwise determined by the
            Committee, Dividend Equivalents on the specified number of shares of
            Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional
            Deferred Stock, other Awards or other investment vehicles having a
            Fair Market Value equal to the amount of such dividends, as the
            Committee shall determine or permit a Participant to elect.

            (f)   Bonus Stock and Awards in Lieu of Obligations. The Committee
      is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

            (g)   Dividend Equivalents. The Committee is authorized to grant
      Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equivalent to all or a portion of the dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that
      Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

            (h)   Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other
      Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by

                                      - 6 -

      the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other
      Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

            (i)   Performance Awards. The Committee is authorized to grant
      Performance Awards to Participants. Performance Awards may be denominated as a number of shares of Stock, shares of Stock having a specified cash value at a future date, or a number of other Awards (or a combination)
      which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions.

      7.    CERTAIN PROVISIONS APPLICABLE TO AWARDS.

            (a)   Stand-Alone, Additional, Tandem, and Substitute Awards. Awards
      granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Section 10(j), the Committee may determine that, in granting a new Award, the in-the-money value or other value of any surrendered Award or award may be applied to reduce the exercise price of any Option, grant price of any
      SAR, or purchase price of any other Award.

            (b)   Term of Awards. The term of each Award shall be for such
      period as may be determined by the Committee.

            (c)   Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Section 10(j)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the
      Committee or upon occurrence of one or more specified events (subject to
      Section 10(j)). Installment or deferred payments may be required by the
      Committee (subject to Section 10(e)) or permitted at the election of the
      Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

      8.    CHANGE IN CONTROL.

            (a)   Effect of "Change in Control" on Non-Performance Based Awards.
      In the event of a "Change in Control," the following provisions shall apply to non-performance based Awards, including Awards as to

                                      - 7 -

      which performance conditions previously have been satisfied or are deemed satisfied under Section 8(b), unless otherwise provided by the Committee in the Award document:

                  (i)   All deferral of settlement, forfeiture conditions and
            other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the
            Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant or other express election to defer beyond a Change in Control and subject to applicable restrictions set forth in Section 10(a);

                  (ii)  Any Award carrying a right to exercise that was not
            previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such
            Award without regard to any termination of employment or service by the Participant other than a termination for "cause" (as defined in any employment or severance agreement between the Company or a subsidiary or affiliate and the Participant then in effect or, if none, as defined by the Committee and in effect at the time of the
            Change in Control), subject only to applicable restrictions set forth in Section 10(a); and

                  (iii) The Committee may, in its discretion, determine to
            extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in
            Control, in lieu of acquiring the shares of Stock covered by such
            Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any
            Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control
            Price multiplied by the number of shares of Stock covered by such
            Award.

            (b)   Effect of "Change in Control" on Performance-Based Awards. In
      the event of a "Change in Control," with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

            (c)   Definition of "Change in Control." A "Change in Control" shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following:

                  (i)   Any "person," as such term is used in Section 13(d) and
            14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), acquires voting securities of the Company and immediately thereafter is a "40% Beneficial
            Owner." For purposes of this provision, a "40% Beneficial Owner"
            shall mean a person who is the "beneficial owner" (as defined in
            Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then-outstanding voting securities;
            provided, however, that the term "40% Beneficial Owner" shall not include any person who was a beneficial owner of outstanding voting securities of the Company at February 20, 1990, or any person or persons who was or becomes a fiduciary of any such person or persons who is, or in the aggregate, are a "40% Beneficial Owner" (an
            "Existing Shareholder"), including any group that may be formed which is comprised solely of Existing Shareholders, unless and until such time after February 20, 1990 as any such Existing Shareholder shall have become the beneficial owner (other than by means of a stock dividend, stock split, gift, inheritance or receipt or exercise of, or accrual of any right to exercise, a stock option granted by the Company or receipt or settlement of any other stock-related award granted by the Company) by purchase of any additional voting securities of the Company; and provided further, that the term "40% Beneficial Owner" shall not include any person who shall become the beneficial owner of 40% or more of the combined

                                      - 8 -

            voting power of the Company's then-outstanding voting securities solely as a result of an acquisition by the Company of its voting securities, until such time thereafter as such person shall become the beneficial owner (other than by means of a stock dividend or stock split) of any additional voting securities and becomes a 40%
            Beneficial Owner in accordance with this Section 8(c)(i);

                  (ii)  Individuals who on September 1, 2000 constitute the
            Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election consent, including but not limited to a consent
            solicitation, relating to the election of directors of the Company)
            whose election by the Board or nomination for election by the
            Company's shareholders was approved by a vote of at least two-thirds
            (2/3) of the directors then still in office who either were directors on September 1, 2000 or whose election or nomination for election was previously so approved or recommended, cease for any reason to constitute at least a majority thereof;

                  (iii) There is consummated a merger, consolidation,
            recapitalization, or reorganization of the Company, or a reverse stock split of any class of voting securities of the Company, if, immediately following consummation of any of the foregoing, either
            (A) individuals who, immediately prior to such consummation, constitute the Board do not constitute at least a majority of the members of the board of directors of the Company or the surviving or parent entity, as the case may be, or (B) the voting securities of the Company outstanding immediately prior to such recommendation do not represent (either by remaining outstanding or by being converted into voting securities of a surviving or parent entity) at least 60%
            or more of the combined voting power of the outstanding voting securities of the Company or such surviving or parent entity; or

                  (iv)  The shareholders of the Company have approved a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction have a similar effect).

            (d)   Definition of "Change in Control Price." The "Change in
      Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair
      Market Value per share at any time during the 60-day period preceding and
      60-day period following the Change in Control.

      9.    ADDITIONAL AWARD FORFEITURE PROVISIONS.

            (a)   Forfeiture of Options and Other Awards and Gains Realized Upon
      Prior Option Exercises or Award Settlements. Unless otherwise determined by the Committee, each Award granted hereunder shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in
      Section 9(b)(i), (ii), or (iii) occurs (a "Forfeiture Event"), all of the following forfeitures will result:

                  (i)   The unexercised portion of the Option, whether or not
            vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the
            Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event;
            and

                  (ii)  The Participant will be obligated to repay to the
            Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary or affiliate, or (B) the date that is six months prior to the

                                      - 9 -

            date the Participant's employment by the Company or a subsidiary or affiliate terminated, if the Forfeiture Event occurred after the
            Participant ceased to be so employed. For purposes of this Section, the term "Award Gain" shall mean (i), in respect of a given Option exercise, the product of (X) the Fair Market Value per share of
            Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times
            (Y) the number of shares as to which the Option was exercised at that date, and (ii), in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or
            Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection such settlement.

            (b)   Events Triggering Forfeiture. The forfeitures specified in
      Section 9(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant's employment by the Company or a subsidiary or affiliate or during the one-year period following termination of such employment:

                  (i)   The Participant, acting alone or with others, directly
            or indirectly, prior to a Change in Control, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or shareholder unless the Participant's interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate; (B) induces any customer or supplier of the Company or a subsidiary or affiliate, or other company with which the Company or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary or affiliate to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the
            Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 9(b)(i), a Participant's interest as a shareholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a
            Participant's interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the
            Committee in its discretion, of less than five percent of the outstanding equity of the entity;

                  (ii)  The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary or affiliate, any confidential or proprietary information of the Company or any subsidiary or affiliate, including but not limited to information regarding the
            Company's current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

                  (iii) The Participant fails to cooperate with the Company or any subsidiary or affiliate by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the
            Company or any subsidiary or affiliate in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate, as reasonably requested.

                                     - 10 -

            (c)   Agreement Does Not Prohibit Competition or Other Participant
      Activities. Although the conditions set forth in this Section 9 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries and affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 9(b) is a condition to the Participant's right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such
      Forfeiture Event are the forfeitures specified herein. The Company and the
      Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Section
      9(a) and 9(b).

            (d)   Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company's right to forfeiture under this
      Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such
      Award.

      10.   GENERAL PROVISIONS.

            (a)   Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the
      Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

            (b)   Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such
      Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that (i) Awards and related rights shall be transferred to a Participant's Beneficiary or
      Beneficiaries upon the death of the Participant, and (ii) Awards and other rights may be transferred to one or more Beneficiaries during the lifetime of the Participant, and rights thereunder may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are then permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and
      Exchange Commission). A Beneficiary or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such
      Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the
      Committee.

            (c)   Adjustments. In the event that any large, special and
      non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse

                                     - 11 -

      split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the
      Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, including al applicable limitations specified in Section 4(a), (ii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding
      Awards, (iii) any fixed market price of Common Stock referred to in a performance condition or otherwise incorporated as a term of an Award, and
      (iv) the exercise price, grant price or purchase price relating to any
      Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option
      (subject to Section 10(j)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the
      Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

            (d)   Tax Provisions.

                  (i)   Withholding. The Company and any subsidiary or affiliate
            is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the
            Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.
            This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee.
            Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld.

                  (ii)  Required Consent to and Notification of Code Section
            83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

            (e)   Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants; provided, however, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award. The Committee shall have no authority to waive or modify any other Award term after the Award has been granted to the extent that the waived or modified term was mandatory under the Plan.

            (f)   Right of Setoff. The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as

                                     - 12 -

      wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 9(a), although the
      Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 10(f).

            (g)   Unfunded Status of Awards; Creation of Trusts. The Plan is
      intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the
      Committee may authorize the creation of trusts and deposit therein cash,
      Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

            (h)   Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, and such other arrangements may be either applicable generally or only in specific cases.

            (i)   Payments in the Event of Forfeitures; Fractional Shares.
      Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the
      Plan or any Award. The Committee shall determine whether cash, other
      Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

            (j)   Certain Limitations Relating to Accounting Treatment of
      Awards. Other provisions of the Plan notwithstanding, the Committee's authority under the Plan (including under Sections 7(c), 7(d), 10(c) and
      10(d)) is limited to the extent necessary to ensure that any Option or other Award of a type that the Committee has intended to be subject to fixed accounting with a measurement date at the date of grant or the date performance conditions are satisfied under APB 25 shall not become subject to "variable" accounting solely due to the existence of such authority, unless the Committee specifically determines that the Award shall remain outstanding despite such "variable" accounting. In addition, other provisions of the Plan notwithstanding, (i) if any right under this Plan would cause a transaction to be ineligible for pooling-of-interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, such right shall be automatically adjusted so that pooling-of-interests accounting shall be available, including by substituting Stock or cash having a Fair Market Value equal to any cash or
      Stock otherwise payable in respect of any right to cash which would cause the transaction to be ineligible for pooling-of-interests accounting, and
      (ii) if any authority under Section 8(c) would cause a transaction to be ineligible for pooling-of-interests accounting that would, but for such authority, be eligible for such accounting treatment, such authority shall be limited to the extent necessary so that such transaction would be eligible for pooling-of-interests accounting.

            (k)   Governing Law. The validity, construction, and effect of the
      Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of
      New York, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

            (l)   Awards to Participants Outside the United States. The
      Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the
      United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to

                                     - 13 -

      the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 10(l) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation.

            (m)   Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any
      Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person's or
      Participant's employment or service at any time, (iii) giving an Eligible
      Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv)
      conferring on a Participant any of the rights of a shareholder of the
      Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

            (n)   Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provision is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

            (o)   Plan Effective Date and Termination. The Plan shall become effective at November 14, 2000. Unless earlier terminated by action of the
      Board of Directors, the Plan will remain in effect until such time as no
      Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding
      Awards under the Plan.

                                     - 14 -